License Rights	12 Months Ended
Dec. 31, 2011
License Rights
License Rights

9.                        License Rights

In August 2008, Blizzard agreed to license to Shanghai EaseNet on an exclusive basis in China three personal computer strategy games: StarCraft II: Wings of Liberty, a sequel to Blizzard’s space-themed game, which was commercially launched in China on April 6, 2011; Warcraft III: Reign of Chaos, a fantasy-themed game; and Warcraft III: The Frozen Throne, an expansion pack to Warcraft III: Reign of Chaos. Blizzard also licenses on an exclusive basis in China its Battle.net platform which enables multiplayer interaction within these games and other online services. The term of these licenses will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial launch of StarCraft II: Wings of Liberty in China. On behalf of Shanghai EaseNet as licensee of the games, the Company has paid to Blizzard US$4.0 million (RMB27.5 million) and US$6.0 million (RMB39.3 million) as initial license fee in 2008 and 2011, respectively, and started amortizing those prepaid license fees since April 2011.

As of December 31, 2011, the Company made an assessment of the above license rights for impairment using an income approach, which involved applying an appropriate discount rate to estimate the cash flows forecasts. Based on the assessment result, the Company recorded an impairment charge of approximately RMB50.3 million in general and administrative expenses of the consolidated statements of operations and comprehensive income, which representing 100% provision on the unamortized portion of those license rights as of December 31, 2011.

Additionally, in April 2009, the Company paid Blizzard a 3-year license fee of US$30 million (RMB204.8 million) for the right to operate World of Warcraft. As World of Warcraft was commercially re-launched in September 2009, the Company started amortizing the prepayment for the license right over the license term. No impairment provision was made on World of Warcraft’s license as of December 31, 2011.

The foregoing license rights are summarized as follows (in thousands):

	December 31,	December 31,
	2010	2011
	RMB	RMB
Payment for license rights	232,283	271,582
Accumulated amortization	(87,646)	(172,304)
Impairment provision for license rights other than World of Warcraft	—	(50,316)
	144,637	48,962

The total amortization expense for the years ended December 31, 2009, 2010 and 2011 amounted to approximately RMB19.4 million, RMB68.2 million and RMB84.7 million, respectively. As of December 31, 2011, the estimated amortization expense for the future fiscal years is expected to be as follows (in thousands):

RMB
2012	48,962

In March 2012, the Company and Blizzard agreed to extend the license of World of Warcraft for an additional 3 years, following the expiration of the current license agreement. (see Note 20(a)).